UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2022

NEPHROS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-32288	13-3971809
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

380 Lackawanna Place, South Orange, New Jersey 07079

(Address of principal executive offices, including ZIP code)

(201) 343-5202

(Registrant’s telephone number, including area code)

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	NEPH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously disclosed, on October 4, 2022, Nephros, Inc. (the “Company”) entered into an Agreement for Purchase and Sale of Assets (the “Purchase Agreement”) with BWSI, LLC (“BWSI”), pursuant to which the Company agreed to sell, and BWSI agreed to purchase, substantially all of the assets relating to the Company’s Pathogen Detection Systems line of business (the “PDS Business”). The parties consummated the transactions contemplated by the Purchase Agreement at a closing conducted on November 15, 2022. In accordance with the terms of the Purchase Agreement, at the Closing BWSI made a nominal cash payment and assumed certain liabilities of the PDS Business from and after the date of Closing. Additionally, the Purchase Agreement provides that for a period of seven years commencing January 1, 2023 and ending December 31, 2029, BWSI will pay the Company an annual royalty equal to a specified percentage of gross margin received by BWSI from each of the sale and licensing of products developed by the PDS Business.

The foregoing summary of the Purchase Agreement is qualified in its entirety by reference to the Purchase Agreement, a copy of which is filed herewith as Exhibit 2.1. The Company’s description of the Purchase Agreement set forth under Item 1.01 of its Current Report on Form 8-K filed with the Commission on October 11, 2022 is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The unaudited pro forma condensed financial information of the Company, giving effect to the sale of the PDS Business, together with the related notes thereto, is attached hereto as Exhibit 99.1.

(d) Exhibits

Exhibit No.	Description
2.1	Agreement for Purchase and Sale of Assets, dated October 4, 2022, by and between Nephros, Inc. and BWSI, LLC (pursuant to Item 601(b)(2)(ii) of Regulation S-K, certain information contained in this Exhibit 2.1 has been redacted as indicated therein).
99.1	Unaudited pro forma condensed financial information of Nephros, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Nephros, Inc.

Dated: November 21, 2022	By:	/s/ Andrew Astor
Andrew Astor
Chief Executive Officer